SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      Securities Act of 1933 File #33-11010
                 Investment Company Act of 1940 File #811-4962
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

       PRE-EFFECTIVE AMENDMENT NO. ___       / /
       POST-EFFECTIVE AMENDMENT NO. 14       /X/

                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

       AMENDMENT NO.  14                    /X/

                       COMPOSITE DEFERRED SERIES, INC.
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               (Exact name of Registrant as specified in Charter)

               601 W. Main Avenue, Suite 801, Spokane, WA  99201
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                    (Address of principal executive offices)

                                 1-509-353-3486
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               (Registrant's telephone number, including area code)

JOHN T. WEST, CORPORATE SECRETARY
Composite Group of Funds
601 West Main Avenue, Suite 801, Spokane, WA  99201
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       (Name and address of agent for service)

Approximate Date of Proposed Public Offering  April 30, 1997

It is proposed that this filing will become effective:

[  ] immediately upon filing pursuant to paragraph (b) of Rule 485
[xx] on April 30, 1997, pursuant to paragraph (b) of Rule 485
[  ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[  ] on (date) pursuant to paragraph (a)(i) of Rule 485
[  ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[  ] on (date) pursuant to paragraph (a)(ii) of Rule 485
[  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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       CALCULATION OF REGISTRATIAON FEE UNDER THE SECURITIES ACT OF 1933

Indefinite amount has been registered pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on February 24, 1997.

                                     PART A
                               TABLE OF CONTENTS

N-1A Item No.                                                     Location

Item 1.     Cover Page .........................................  Cover Page
Item 2.     Synopsis ...........................................  *
Item 3.     Condensed Financial Information ....................  Financial
                                                                    Highlights
Item 4.     General Description of the Registrant ..............  A Mutual Fund
                                                                    Formed to
                                                                    Meet a Broad
                                                                    Range of
                                                                    Investment
                                                                    Objectives
                                                                  The Fund's
                                                                    Objectives
                                                                  How We Plan to
                                                                    Reach These
                                                                    Objectives
                                                                  Investment
                                                                    Restrictions
Item 5.     Management of the Fund .............................  Who We Are
                                                                  The Cost of
                                                                    Good
                                                                    Management
Item 6.     Capital Stock and Other Securities .................  Who We Are
                                                                  Distribution
                                                                    of Income
                                                                    and Capital
                                                                    Gains
                                                                  Income Taxes
                                                                    on Dividends
                                                                    and Capital
                                                                    Gains
                                                                  We're Here
                                                                    to Help
                                                                    You
Item 7.     Purchase of Securities Being Offered ...............  The Cost of
                                                                    Good
                                                                    Management
                                                                  The Value of a
                                                                    Single Share
                                                                  How to Buy
                                                                    Shares
Item 8.     Redemption or Repurchase ...........................  How to Sell
                                                                    Shares
Item 9.     Pending Legal Proceedings ..........................  *

*Not applicable or negative answer

                                     PART B
                               TABLE OF CONTENTS
Item 10.    Cover Page .........................................  Cover Page
Item 11.    Table of Contents ..................................  Table of
                                                                    Contents
Item 12.    General Information and History ....................  Organization
                                                                    and
                                                                    Authorized
                                                                    Capital
Item 13.    Investment Objectives & Policies ...................  Investment
                                                                    Practices
                                                                  Investment
                                                                    Restrictions
                                                                  Brokerage
                                                                    Allocations
                                                                    and
                                                                    Portfolio
                                                                    Transactions
Item 14.    Management of the Fund .............................  The Fund and
                                                                    Its
                                                                    Management
Item 15.    Control Persons and Principal Holders of Securities.  Directors &
                                                                    Officers of
                                                                    the Fund
Item 16.    Investment Advisory and Other Services .............  The Investment
                                                                    Adviser
                                                                  Investment
                                                                    Management
                                                                    Services
                                                                  Distribution
                                                                    Services
                                                                  Custodian
Item 17.    Brokerage Allocation & Other Practices .............  Brokerage
                                                                   Allocations
                                                                   and Portfolio
                                                                   Transactions
Item 18.    Capital Stock and Other Securities .................  Organization
                                                                    and
                                                                    Authorized
                                                                    Capital
Item 19.    Purchase, Redemption and Pricing of Securities
               Being Offered ................................... How Shares are
                                                                   Valued
                                                                 How Shares Can
                                                                   Be Purchased
                                                                 How to Sell
                                                                   Shares - See
                                                                   Prospectus
                                                                   page 20
                                                                 Specimen Price
                                                                   Make-up
                                                                   Sheet
Item 20.    Tax Status ......................................... Dividends,
                                                                   Capital
                                                                   Gain
                                                                   Distributions
                                                                   and Taxes
Item 21.    Underwriters ....................................... Distribution
                                                                   Services
Item 22.    Financial Statements ............................... Financial
                                                                   Statements
                                                                   and Reports

                         COMPOSITE DEFERRED SERIES, INC.
                                    SUITE 801
                               601 W. MAIN AVENUE
                         SPOKANE, WASHINGTON 99201-0613
                            TELEPHONE (509) 353-3550
                            TOLL-FREE (800) 543-8072


A MUTUAL FUND FORMED TO MEET A BROAD RANGE OF INVESTMENT OBJECTIVES

     Composite Deferred Series, Inc., (the "Fund") is a mutual fund designed to provide a broad range of investment alternatives with its series of three separate Portfolios. Each of the Portfolios has distinct investment objectives and policies. Currently investments in shares of the Portfolios may only be made by the Composite Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company and Empire Life Insurance Company individually for the purpose of funding annuity contracts issued by the Company. The terms "shareholder" or "shareholders" in this Prospectus shall refer to the Accounts. The Portfolios are:

     - GROWTH & INCOME PORTFOLIO. The primary objective of this Portfolio is long-term capital growth. Current income is a secondary consideration. Investments are made in a diversified pool of common stocks and other securities.
     - NORTHWEST PORTFOLIO. This Portfolio seeks long-term growth of capital by investing in common stocks of companies located or doing business in Alaska, Idaho, Montana, Oregon and Washington.
     - INCOME PORTFOLIO. The objective of this Portfolio is to provide a high level of current income that is consistent with protection of shareholders' capital. It pursues this objective through careful investment in a diversified pool of debt securities.

     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THESE SHARES INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
     PLEASE READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. It sets forth information about the Portfolios that a prospective shareholder should know before investing. A Statement of Additional Information about this Fund is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain a free copy by calling or writing the Fund at the location listed in the heading of this introduction.

THE DATE OF THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 1997.

CONTENTS                                     PAGE                                                PAGE
Financial Highlights .....................    14    The Value of a Single Share ............      19
The Fund's Objectives ....................    16    How to Buy Shares ......................      20
How We Plan to Reach                                Distribution of Income and
  These Objectives .......................    16      Capital Gains ........................      20
Investment Restrictions ..................    18    Income Taxes on Dividends and
Who We Are ...............................    18      Capital Gains ........................      20
The Cost of Good Management ..............    19    How to Sell Shares .....................      20
                                                    We're Here to Help You .................      20


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
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THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS ISSUED BY WM LIFE INSURANCE COMPANY AND EMPIRE LIFE INSURANCE COMPANY.

FINANCIAL HIGHLIGHTS

     The tables on this and the following page presents selected financial information about the Portfolios, including per share data, expense ratios and other data based on average net assets. This information has been audited by LeMaster & Daniels PLLC, the Fund's independent auditors, whose reports appear in the Fund's annual report. The annual report is incorporated by reference into the Statement of Additional Information.


GROWTH &
INCOME
PORTFOLIO
                                                                                                                           APRIL 30,
                                                                      YEARS ENDED DECEMBER 31,                                TO
                                                                                                                            DEC. 31,
                                  1996     1995     1994       1993      1992      1991       1990       1989       1988      1987
                                 ------- -------- --------   --------  --------  --------   --------   --------   --------- --------
NET ASSET VALUE
BEGINNING OF PERIOD ...........  $20.22   $15.70   $15.71     $15.26    $14.28    $11.82     $12.89     $12.07     $10.53    $12.00
                                 ------- -------- --------   --------  --------  --------   --------   --------   --------- --------
  INCOME FROM
   INVESTMENT
   OPERATIONS
    Net Investment
     Income....................    0.34     0.35     0.31       0.29      0.36      0.36       0.40       0.51       0.40      0.22
    Net Gains or
    Losses on
    Securities (both
    realized
    and unrealized) ...........    4.10     4.90     0.12       0.84      1.13      2.66      (1.04)      0.81       1.54     (1.49)
  Total From                     ------- -------- ---------  --------  --------- ---------  ---------  ---------  --------- --------
   Investment
   Operations .................    4.44     5.25     0.43       1.13      1.49      3.02     (0.64)       1.32       1.94     (1.27)
DISTRIBUTIONS                    ------- -------- ---------  --------  --------- ---------  ---------  ---------  --------- --------
  Dividends (from
  net investment income .......   (0.34)   (0.35)   (0.31)     (0.28)    (0.36)    (0.35)     (0.43)     (0.50)     (0.40)    (0.20)
  Distributions
   (from capital
   gains) .....................       -    (0.38)   (0.13)     (0.40)    (0.15)    (0.21)         -          -          -         -
                                 ------- -------- ---------  --------  --------- ---------  ---------  ---------  --------- --------
 Total Distributions ..........   (0.34)   (0.73)   (0.44)     (0.68)    (0.51)    (0.56)     (0.43)     (0.50)     (0.40)    (0.20)
 NET ASSET VALUE,                ------- -------- ---------  --------  --------- ---------  ---------  ---------  --------- --------
   END OF PERIOD ..............  $24.32   $20.22   $15.70     $15.71    $15.26    $14.28      $11.82     $12.89     $12.07   $10.53
                                 ======= ======== =========  ========  ========= =========  =========  =========  ========= ========
  TOTAL RETURN (1).............  22.09%   33.70%    2.72%      7.58%    10.56%    25.91%      -4.96%     11.00%     18.55%    10.57%
RATIOS/SUPPLEMENTAL
DATA
  Net Assets,
    End of Period
     ($1,000's) ............... $41,402  $24,448  $14,195    $11,239    $7,455    $4,116     $2,140     $1,986      $1,394     $771
  Ratio of
    Expenses to
     Average Net Assets (2)....   0.61%    0.70%    0.68%      0.76%     0.87%     1.16%      1.38%      1.10%       0.69%        -%
  Ratio of Net
   Income to
   Average Net Assets..........   1.59%    2.01%    1.97%      1.96%     2.51%     2.77%      3.41%      4.12%       3.61%     3.29%
  Portfolio Turnover
   Rate .......................     45%      36%      25%        38%      13%        23%        23%        28%         35%       12%
  Average Commission Paid(3) .. $0.0626

(1)  Total returns do not reflect a sales charge.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3)  Average commission paid disclosure is required beginning in fiscal year
     1996.

NORTHWEST                                                   JANUARY 4,
PORTFOLIO                                                    1993 TO
                               YEARS ENDED DECEMBER 31,    DECEMBER 31,
                             1996       1995       1994      1993(3)
NET ASSET VALUE            --------   --------   --------  ---------
BEGINNING OF
PERIOD...................   $14.99     $11.97     $12.19    $12.00
  INCOME FROM              --------   --------   --------  ---------
   INVESTMENT
OPERATIONS
  Net Investment
   Income................     0.09       0.09       0.08      0.16
  Net Gains or
Losses on
  Securities
  (both realized and
    unrealized)...........    3.24       3.02      (0.21)     0.19
  Total From               --------   --------   --------  ---------
    Investment
    Operations ...........    3.33       3.11      (0.13)     0.35
                           --------   --------   --------  ---------
  LESS
  DISTRIBUTIONS
  Dividends (from
   net investment income).   (0.09)     (0.09)     (0.08)     (0.16)
  Distributions
  (from capital gains) ...       -          -      (0.01)         -
                           --------   --------   --------- ---------
  Total Distributions.....   (0.09)     (0.09)     (0.09)     (0.16)
                           --------   --------   --------- ---------
 NET ASSET VALUE,
    END OF PERIOD           $18.23    $14.99     $11.97     $12.19
  TOTAL RETURN(1)           22.23%     26.03%     -1.12%     2.95%
  RATIOS/SUPPLEMENTAL
DATA
  Net Assets,
   End of Period ($1,000's) $12,770   $7,495     $4,647     $2,686
   Ratio of
   Expenses to
   Average Net Assets(2)..  0.77%     0.90%      0.87%      0.00%
  Ratio of Net
    Income to
    Average Net Assets ...  0.56%     0.67%      0.76%      1.61%(5)
  Portfolio Turnover
    Rate (2) .............    31%       11%        17%         0%
  Average Commission
  Paid(4) ................ $0.0639

(1)  Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995. The ratio of expenses before management fee waiver and expense reimbursements was 1.45% for fiscal 1993.
(3)  From commencement of operations.
(4)  Average commission paid disclosure is required beginning in fiscal year
     1996.
(5)  Annualized.

                                                                                                                          APRIL 30,
                                                                                                                            TO
INCOME PORTFOLIO                                                      YEARS ENDED DECEMBER 31,                            DEC. 31,
                                      1996     1995     1994     1993        1992        1991    1990     1989    1988     1987
                                     ------- -------- --------  -------     -------     ------- ------- -------- ------- ---------
NET ASSET VALUE
BEGINNING OF
PERIOD............................   $12.59   $11.22   $12.57   $12.22      $12.27      $11.44  $11.46   $11.55  $11.72   $12.00
  INCOME FROM                        -------  ------- -------- --------     --------    ------- ------- -------- ------- ---------
   INVESTMENT
   OPERATIONS
  Net Investment Income...........     0.78     0.79     0.79     0.85        0.86        0.91    0.95     1.18    1.26     0.69
   Net Gains or
   Losses on
   Securities
   (both realized and unrealized).    (0.51)    1.37    (1.35)    0.35       (0.05)       0.83   (0.02)   (0.09)  (0.17)   (0.28)
  Total From                         -------  ------- --------  -------     --------    ------- ------- -------- -------- ---------
    Investment
    Operations ...................     0.27     2.16    (0.56)    1.20        0.81        1.74    0.93     1.09    1.09     0.41
  LESS                               -------  ------- --------  -------     --------    ------- ------- -------- -------- ---------
  DISTRIBUTIONS
  Dividends (from
  net investment income)..........    (0.78)   (0.79)   (0.79)   (0.85)      (0.86)      (0.91)  (0.95)   (1.18)  (1.26)   (0.69)
 NET ASSET VALUE,                    -------  ------- --------  -------     --------    ------- ------- -------- -------- ---------
  END OF PERIOD ..................   $12.08   $12.59   $11.22   $12.57      $12.22      $12.27  $11.44   $11.46  $11.55   $11.72
                                     =======  ======= ========  =======     ========    ======= ======= ======== ======== =========
  TOTAL RETURN (1) ...............    2.34%   19.86%   -4.48%   10.02%       6.91%      15.90%   8.59%    9.93%   9.69%    3.45%
RATIOS/SUPPLEMENTAL
DATA
  Net Assets,
   End of Period ($1,000's).......   $17,385  $15,206  $10,842  $9,113      $6,165      $4,407  $3,738   $3,628  $3,414   $1,394
  Ratio of
  Expenses to
   Average Net Assets (3) ........    0.67%     0.76%    0.74%   0.86%       0.88%       0.98%   1.06%    0.81%   0.69%       -%
   Assets(3)
  Ratio of Net
   Income to
   Average Net Assets.............    6.46%     6.62%    6.79%   6.75%       7.12%       7.78%   8.43%   10.23%  10.65%    7.30%
Portfolio Turnover Rate (2).......      11%       14%      15%     29%         37%         66%     85%      48%     30%      13%

(1) Total returns do not reflect a sales charge or separate account expenses and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3)  All expenses incurred from incorporation were absorbed by WM Life Insurance
     Company, the sole shareholder, through April 30, 1988.


THE PORTFOLIOS' OBJECTIVES
     Composite Deferred Series, Inc. consists of three separate Portfolios. Each Portfolio is a segregated pool of assets and has a different investment objective which cannot be changed without a majority vote of its outstanding shares. The investment practices involve a carefully calculated degree of risk. There is no guarantee that the following objectives can be achieved.
     GROWTH & INCOME PORTFOLIO: The primary objective of this Portfolio is to provide long-term capital growth by investing in common stocks and other securities. Current income is a secondary consideration.
     NORTHWEST PORTFOLIO: This Portfolio invests with the objective of long-term growth of capital. Common stocks are selected from companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington. Under normal circumstances, at least 65% of its total assets will be invested in companies whose principal executive offices are located in the Northwest.
     INCOME PORTFOLIO: The objective for this Portfolio is to provide a high level of current income that is consistent with protection of capital.
     Investors ("Contract Owners") should be aware that the market value of the Portfolio selected will affect the value of the Flexible Premium Variable Annuity Contract (the "Contract") and the amount of annuity payments received under the Contract. See the attached Prospectus for the Contract which describes the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under the Contract.

INVESTMENT PRACTICES AND RISK FACTORS
     We intend to achieve the above objectives by investing in securities and other instruments specifically chosen to fulfill such objectives, as follows:

GROWTH & INCOME PORTFOLIO
     Currently, equity investments are selected from high-quality companies with solid business fundamentals that the Adviser believes have a competitive advantage. Securities may be purchased or a recognized exchange, over-the-counter, or through the NASDAQ system.
     Although the Portfolio is diversified and management believes the Portfolio to be invested prudently, some securities within the Portfolio, from time to time, may be subject to moderate-to-high levels of market risk and low-to-moderate levels of financial risk.

NORTHWEST PORTFOLIO
     Common stocks are selected from high-quality companies with solid business fundamentals that the Adviser believes have a competitive advantage. Since the Portfolio concentrates on companies located or doing business in the Northwest, a portion of its performance is dependent on the region's economic conditions. Because of this, it could be adversely impacted by industrial and business trends within the five-state area. Some of the companies whose securities are held by the Portfolio may have significant national or international markets for their products and services. Therefore, its performance could also be affected by national or international economic conditions.

INCOME PORTFOLIO
     A diversified portfolio of debt issues and other obligations is carefully selected by the Adviser to provide high current yields consistent with moderate risk. Accordingly, the Portfolio invests most of its assets in the following:

     1) Debt and convertible debt securities which enjoy the four highest ratings of Standard & Poor's Corporation or Moody's Investor's Service, Inc. (Securities rated BBB by Standard & Poor's or Baa by Moody's may have speculative characteristics. See the Statement of Additional Information, Appendix B, for a detailed description of these ratings.)
     2) Debts of the United States government and its agencies, including mortgage-backed securities.
     3) Obligations of U.S. banks that belong to the Federal Reserve System. (The Portfolio may invest no more than 25% of its total assets in these issues.)
     4) Preferred stocks and convertible preferred stocks which enjoy the four highest ratings of Standard & Poor's or Moody's.
     5) The highest grade commercial paper as rated by Standard & Poor's or Moody's.
     6)   Short-term repurchase agreements (usually not more than seven days).
     7) Deposits in U.S. banks. (Unless these are liquid, they may not exceed 10% of the Portfolio's total assets.)

     The Income Portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.
     The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to greater market risk than higher-rated (lower-yield) securities. For further details on risk, see the Statement of Additional Information.

OTHER INVESTMENT PRACTICES
     MONEY MARKET INSTRUMENTS. The Portfolios are permitted to invest in money market instruments for temporary or defensive purposes. The money market investments permitted include obligations of the U.S. government and its agencies and instrumentalities; short-term corporate debt securities; commercial paper including bank obligations; certificates of deposit; and repurchase agreements.
     REPURCHASE AGREEMENTS. The Portfolios may temporarily invest cash reserves in repurchase agreements. In a repurchase agreement, the Portfolio buys a security at one price and agrees to sell it back at a higher price. If the seller defaults on its agreement to repurchase the security, the Portfolio may suffer a loss because of a decline in the value of the underlying debt security.
     Repurchase agreements will only be entered into with brokers, dealers or banks that meet credit guidelines adopted by the Fund's Board of Directors. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of the Portfolio's total assets.
     REAL ESTATE INVESTMENT TRUSTS. Up to 25% of Growth & Income or Northwest Portfolio's assets may be invested in real estate investment trusts ("REITs"). Factors influencing the investment performance of REITs include the profitable operation of properties owned, financial condition of lessees and mortgagors, underlying value of the real property and mortgages owned, amount of financial leverage, and the amount of cash flow generated and paid out.
     COVERED CALL OPTIONS. Growth & Income and Northwest Portfolios may, if the Adviser considers it appropriate, write (sell) covered call options. A call option is "covered" if the Portfolio owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. If a Portfolio sells a covered call option, it becomes obligated to deliver the securities underlying the option if the purchaser chooses to exercise the option before its termination date. In return, the Portfolio receives a premium from the purchaser which it keeps, regardless of whether the option is exercised. During the option period, the Portfolio gives up any possible capital appreciation above the agreed-upon price if the market price of the underlying security rises.
     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Growth & Income and Income Portfolios may purchase securities on what is called a "when-issued" or "delayed-delivery" basis. This is done to obtain what is considered to be an advantageous yield or price at the time of the transaction. With these transactions, securities are bought under an agreement that payment and delivery will take place no more than 120 days in the future.
     The payment obligation and interest rates to be received are fixed at the time the Portfolio enters into the commitment. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price, if the general level of interest rates has changed. No interest will accrue to the Portfolio until settlement.
     The Portfolios are prohibited from entering into when-issued or delayed-delivery commitments that, in total, exceed 20% of the market value of its total assets minus all other liabilities (except for the obligations created by these commitments).
     MORTGAGE-BACKED SECURITIES. The Growth & Income and Income Portfolios may invest in mortgage-backed securities. These may include "pass-through" instruments or collateralized mortgage obligations. The holder of a pass-through instrument receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Collateralized mortgage obligations differ from traditional pass-through instruments in that they generally distribute principal and interest from their underlying pool of mortgages sequentially rather than on a pro-rata basis. Generally there are multiple classes of ownership providing for successively longer expected maturities.
     Mortgage-backed securities, because of the pass-through of prepayments of principal on the underlying mortgage obligations, almost always have an effective maturity that is shorter than the stated maturity. The prepayment characteristics of the underlying mortgages vary, so it is not possible to accurately predict the life of a particular mortgage-backed security.
     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to slow.
     When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities whose yields reflect interest rates prevailing at the time. Therefore, the Portfolio's ability to maintain high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, slower prepayments limit the ability to reinvest in higher yielding securities.
     LOWER-RATED SECURITIES. To increase yield, the Adviser may also invest up to 20% of the Income Portfolio's assets in below investment-grade securities or in non-rated securities the Adviser believes to be comparable. Lower-rated and unrated securities are generally subject to greater financial risk than higher-rated securities, as there is a greater probability that issuers of lower-rated securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions. The market price of lower-rated securities generally fluctuates more than those of higher-rated securities, which may affect the value of the Portfolio. Securities which are rated lower than BBB or Baa (commonly referred to as "junk bonds") should be considered speculative as such ratings indicate a quality of less than investment grade. Securities rated BBB or Baa, although investment grade, also reflect speculative characteristics. The Adviser will only invest in these lower-rated securities if it believes the income and yield are sufficient to justify the incremental risk.

INVESTMENT RESTRICTIONS
     While many of the decisions of the Adviser depend on flexibility, there are certain principles so fundamental that they are required as matters of policy. These may not be changed without a vote of the majority of the outstanding shares of the respective Portfolio.
     IN ADDITION TO OTHER RESTRICTIONS LISTED IN THE STATEMENT OF ADDITIONAL INFORMATION, EACH PORTFOLIO MAY NOT:

     - invest more than 5%* of its total assets in the securities of any single issuer (other than U.S. government securities), except that up to 25% of assets may be invested without regard to this 5% limitation;

     -    acquire more than 10%* of the voting securities of any company;
     -    invest more than 25%* of its assets in any single industry;
     - borrow money (except it may borrow up to 5% of its total assets for emergency, non-investment purposes, or up to 33 1/3% to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolios).

* Percentage at the time the investment is made.

WHO WE ARE
     Composite Deferred Series, Inc. was incorporated under the laws of Washington on December 8, 1986, as an open-end management investment company. It is a series company consisting of three separate Portfolios, each of which is classified as diversified under the Investment Company Act of 1940.
     Shares of the Portfolios are currently sold only to, and are owned entirely by, the Composite Deferred Variable Accounts (the "Accounts") to fund the benefits under certain flexible premium variable annuity contracts (the "Contracts") issued by WM Life Insurance Company and Empire Life Insurance Company, individually the "Company." The Accounts, for which Murphey Favre, Inc. serves as "Distributor," will invest in shares of the Portfolios as directed by the Contract Owner, whose allocation rights are further described in the attached Prospectus for the Contracts. The Company may cause the Accounts to sell shares to the extent necessary to provide benefits under the Contracts.
     The Fund is managed by Composite Research & Management Co. (the "Adviser"). The Adviser and Distributor are subsidiaries of Washington Mutual Bank. They are also affiliated with Washington Mutual fsb; WM Life Insurance Company, Empire Life Insurance Company, and Murphey Favre Securities Services, Inc., and are indirect subsidiaries of Washington Mutual, Inc. The Adviser manages seven other mutual funds with differing objectives, as well as institutional advisory accounts, and has been in the business of investment management since 1944. The Adviser's address is 1201 Third Avenue, Suite 1400, Seattle, Washington 98101-3015.

     The Adviser advises the Fund on investment policies and specific investments. Subject to supervision by the Fund's Board of Directors, the Adviser determines which securities are to be bought or sold. These decisions are based on analyses of the nation's economy, sectors of industry and specific corporations. They are compiled from extensive data provided by some of the country's largest investment firms, in addition to the Adviser's own investigation.

     William G. Papesh is president of the Fund and of the Adviser. A team of the Adviser's investment professionals manage each Portfolio under supervision of the Adviser's investment committee. The primary Portfolio managers are Philip
M. Foreman, CFA, for the Growth & Income Portfolio; Gary J. Pokrzywinski, CFA, for the Income Portfolio; and David W. Simpson, CFA, for the Northwest Portfolio. Mr. Foreman has been employed by the Adviser since November 1991 and has 12 years of continuous investment experience. Mr. Pokrzywinski has been employed by the Adviser since July 1992 and has 12 years of continuous experience in fixed-income and financial market analysis. Mr. Simpson has been employed by the Adviser since March 1993 and has 11 years of continuous investment experience.

     Management has included a discussion of performance in the Fund's annual report which is available upon request and without charge by calling the Fund offices.

     The Fund has an authorized capitalization of 10 billion shares of capital stock. Shares are designated by Portfolio. All shares of the Fund are freely transferable. They do not have preemptive rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. The Fund does not normally hold annual meetings. It may hold shareholder meetings from time to time on important matters. With certain exceptions, such as changes of investment objective and approval of the management contract, all shares have equal voting rights on any corporate matter requiring shareholder approval. Investors (contract owners) may instruct the Company on voting shares at shareholders' meetings. (See the Prospectus for the Account, "Voting Rights," for a discussion of pass-through voting.)

THE COST OF GOOD MANAGEMENT

     Composite Research & Management Co. serves as "Adviser" under an investment management agreement with the Fund. The agreement is renewable every year subject to the approval of the Fund's Board of Directors.
     A fee based on a percentage of average daily net assets is paid to the Adviser for its services. This includes investment management and administrative services and the Adviser's function as an agent for the Fund in paying that portion of the fee owed to the Distributor for its services. The Fund is responsible for paying expenses of operation that are not assumed by the Adviser.
     Each Portfolio pays advisory fees equal to an annual rate of .50% of the average daily net asset value of the Portfolio. Advisory fees are calculated daily and paid monthly.
     Other operating expenses include fees of directors not employed by the Adviser, custodial fees, auditing and legal fees, publishing reports to shareholders, corporate meetings, and other normal costs of running a business.

THE VALUE OF A SINGLE SHARE

     The value of each Portfolio is calculated at the end of each business day the New York Stock Exchange is open or 1:00 p.m. Pacific time, whichever is earlier. That figure is determined by adding the value of the securities and other assets and subtracting any liabilities of the Portfolio. That amount, divided by the number of shares outstanding, is the net asset value per share, which is commonly referred to as "NAV."
     Security valuations are provided by independent pricing sources approved by the Fund's Board of Directors. When such valuations are not available, the Board of Directors will determine how the securities are to be priced at fair value.

HOW TO BUY SHARES

     Investments in shares of the Portfolios may only be made by the Composite Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company and Empire Life Insurance Company individually for the purpose of funding annuity contracts issued by the Company. Investors desiring to purchase annuity contracts supported by any of the portfolios of Composite Deferred Series should read this prospectus in conjunction with the Account Prospectus.
     Portfolio shares are offered to the Accounts without sales charge at the NAV next determined after receipt by the Fund of the purchase order.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

     The Portfolios distribute dividends from net investment income which is essentially interest and dividends from securities held minus expenses. They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. Dividends from net investment income and any distributions of realized capital gains are reinvested in additional shares of the respective Portfolio at net asset value.
     For the Income Portfolio, dividends are accrued daily and paid monthly, when available; for the Growth & Income Portfolio, dividends are declared and paid quarterly, when available; and for the Northwest Portfolio, dividends are declared and paid annually, when available. Any net realized capital gains will be paid annually.

INCOME TAXES ON DIVIDENDS AND CAPITAL GAINS

     The Portfolios qualify as regulated investment companies under the Internal Revenue Code. As long as they remain qualified, they will not be subject to federal income tax on income and capital gains distributed to its shareholders. Portfolios within a series fund are treated separately for federal income tax purposes.
     Since the Accounts will be the only shareholders of the Fund, no discussion is included about the federal income tax consequences to shareholders. For information concerning the federal income tax consequences to holders of variable annuity contracts, see the attached Prospectus for the Flexible Premium Deferred Variable Annuity Contracts.

HOW TO SELL SHARES

     Shares of the Fund's portfolios may be redeemed for cash at any time by the Accounts. There is no charge levied by the Fund for redemption of Portfolio shares, nor is any fee imposed on the exchange of shares of one Portfolio for those of another. The share price paid on sales or exchanges will be the NAV next determined after receipt of the request.

     Contract Owners should see the Prospectus for the Accounts for information on surrenders and withdrawals under the annuity contracts and any charges associated with the annuity contracts. (See the Prospectus for the Accounts for a discussion of contingent deferred sales charge.)

WE'RE HERE TO HELP YOU

     Any inquiries you may have regarding this Fund or your account may be directed to your investment representative or to the Fund at the address or telephone number on Page 13 of this Prospectus. We will be glad to answer your questions.

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION
                                                                  April 30, 1997


                         COMPOSITE DEFERRED SERIES, INC.
       A Mutual Fund Formed to Meet a Broad Range of Investment Objectives

                          601 W Main Avenue, Suite 801
                             Spokane, WA 99201-0613
                             Telephone: 509-353-3550
                             Toll free: 800-543-8072

Composite Deferred Series, Inc. (the "Fund") aims to enable investors to meet a broad range of investment alternatives by providing a series of three separate portfolios, each with a different investment objective. Additional portfolios may be created by the Board of Directors, from time to time, without further action on the part of existing investors. Investors choose whichever portfolio best suits their needs and may exchange portfolios within the Fund without charge as their investment objectives or economic conditions change. The portfolios are:

- GROWTH & INCOME PORTFOLIO: The primary objective of this Portfolio is long-term capital growth. Current income is a secondary consideration. Investments are made in a diversified pool of common stocks and other securities.

- NORTHWEST PORTFOLIO: This Portfolio seeks long-term growth of capital by investing in common stocks of companies located or doing business in Alaska, Idaho, Montana, Oregon and Washington.

- INCOME PORTFOLIO: The objective of this Portfolio is to provide a high level of current income that is consistent with protection of shareholders' capital. It pursues this objective through careful investment in a diversified pool of debt securities.

Individual  portfolio  investments,  carefully  chosen to  fulfill  the  diverse objectives,  are adjusted in  accordance  with  Composite  Research & Management
Co.'s (the "Adviser") evaluation of changing market risks and economic conditions. There can be no assurance that these investment objectives will be achieved.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED APRIL 30, 1997, AS WELL AS THE PROSPECTUS FOR THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS ISSUED BY WM LIFE INSURANCE COMPANY AND EMPIRE LIFE INSURANCE COMPANY. BOTH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING MURPHEY FAVRE, INC., AT THE ABOVE ADDRESS. THIS STATEMENT IS INTENDED TO PROVIDE ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATION OF THE FUND WHEN ALLOCATING AN INVESTMENT UNDER THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT TO THE FUND.

                                TABLE OF CONTENTS

                                      Page                               Page
The Fund and Its Management           2-8     Brokerage Allocations and
Distribution Services                  8        Portfolio Transactions   15-16
How Shares Are Valued                  8       General Information        17
How Shares Can Be Purchased            8      Financial Statements and
Redemption of Shares                  8-9       Reports                   18
Dividends, Capital Gain                       Appendix A                  19
    Distributions and Taxes             9     Appendix B                 20-23
Investment Practices                 9-14
Investment Restrictions             14-15

THE FUND AND ITS MANAGEMENT
COMPOSITE DEFERRED VARIABLE ACCOUNT

Currently, shares of the Fund's portfolios are sold only to the Composite Deferred Variable Accounts (the "Accounts") to fund the benefits under certain flexible premium deferred variable annuity contracts (the "Contracts") issued by WM Life Insurance Company and Empire Life Insurance Company (together or separately, the "Company"). In the future, shares may be sold to certain other separate accounts and affiliated entities of the Company. The Accounts will invest in shares of the various portfolios of the Fund as directed by the investor (the "Contract Owner"), whose allocation rights are further described in the prospectus for the Contracts. The Company may sell shares to the extent necessary to provide benefits under the Contracts.

THE INVESTMENT ADVISER

As discussed under "Who We Are" in the prospectus, Composite Deferred Series, Inc. (the "Fund") is managed and investment decisions are made under the supervision of Composite Research & Management Co. (the "Adviser"). Decisions to buy, sell, or hold a particular security are made by an investment team of the Adviser, approved by an investment committee of the Adviser, subject to the control and final direction of the Fund's Board of Directors.

Composite Research & Management Co. is Adviser for the eight investment companies (currently 11 separate portfolios) in the "Composite Group," namely:
Composite Bond & Stock Fund, Inc.; Composite Equity Series, Inc.; Composite Income Fund, Inc.; Composite Tax-Exempt Bond Fund, Inc.; Composite Cash
Management Company; Composite U.S. Government Securities, Inc.; Composite Northwest Fund, Inc.; and Composite Deferred Series, Inc. The Adviser also provides investment advice to institutional clients.

INVESTMENT MANAGEMENT SERVICES

Advisory fees and services performed by the Adviser are discussed under "The Cost of Good Management" in the prospectus. The investment management agreement (the "Agreement") between the Fund and the Adviser requires the Adviser to furnish suitable office space, research, statistical and investment management services to the Fund. It was approved by the Fund's shareholder and will continue if approved at least annually by the Fund's Board of Directors (including a majority of the directors who are not parties to the Agreement) by votes cast in person at a meeting called for the purpose of voting on such approval; or by vote of a majority of the outstanding shares of the Fund. The Agreement can be terminated by either party on sixty (60) days' notice, without penalty, and provides for automatic termination upon its assignment.

Under the provisions of the Investment Company Act of 1940 and as used elsewhere in the prospectus and this statement of additional information, the phrase "vote of the majority of the outstanding shares of the Fund" means the vote at any meeting of shareholders of (a) 67% or more of the shares present at such meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. The Accounts will vote shares as directed by Contract Owners.

In payment for its services, the Adviser receives a monthly fee from each Portfolio equal to .50% per annum computed on the average daily net assets of each portfolio. For 1996, management fees paid by Growth & Income Portfolio, Income Portfolio and Northwest Portfolio, before expense reimbursements, were $162,589, $80,985, and $49,023, respectively. For 1995, management fees paid by Growth & Income Portfolio, Income Portfolio, and Northwest Portfolio, before expense reimbursements, were , $90,132, $64,637, and $29,906, respectively. For 1994, management fees paid by Growth & Income Portfolio, Income Portfolio, and Northwest Portfolio before expense reimbursements, were $67,108, $51,869, and $18,740, respectively.

Under the terms of the Agreement, the Fund is required to pay fees of directors not employed by the Adviser or its affiliates, custodial expenses, brokerage fees, taxes, auditing and legal expenses, costs of issue, transfer, registration or redemption of shares for sale, and costs relating to disbursement of dividends, corporate meetings, corporate reports, and the maintenance of the Fund's corporate existence.

Investment decisions for each Portfolio are made independently of those for other funds (or portfolios) in the Composite Group. However, the Adviser may determine that the same security is suitable for more than one of the funds. If more than one of the funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In other cases, however, it is believed that the ability to participate in volume transactions may provide better executions for each Portfolio. It is the opinion of the Fund's Board of Directors that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from exposure to simultaneous transactions.

The Fund has adopted a code of ethics which is intended to prevent access persons from conducting personal securities transactions which interfere with Fund portfolio transactions or otherwise take unfair advantage of their relationship with the Fund. In general, the personal securities transactions of individuals with access to information regarding Fund portfolio transactions must be pre-cleared by the Adviser's Compliance Officer and must not occur when similar transactions are contemplated by the Fund.

GLASS-STEAGALL

The Glass-Steagall Act, among other things, generally prohibits member banks of the Federal Reserve System from engaging to any extent in the business of issuing, underwriting, selling or distributing securities and generally prohibits management interlocks and affiliations between member banks and companies engaged in certain activities. In a Statement of Policy dated September 1, 1982, the Federal Deposit Insurance Corporation concluded that the investment restrictions of the Glass-Steagall Act do not apply to banks or their affiliates if the banks are not members of the Federal Reserve System. Washington Mutual Bank is not a member bank. The Adviser has advised the Fund that, in its view, the Glass-Steagall Act does not prohibit the activities of the Adviser and that it may perform the services for the Fund contemplated by the Investment Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

DIRECTORS AND OFFICERS OF THE FUND

The Fund's Board of Directors is elected by the shareholder as directed by Contract Owners. Interim vacancies may be filled by the current directors so long as at least two-thirds were previously elected by the shareholder. The Board has responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect officers who are responsible for administering the Fund's day-to-day operations. Directors and officers hold identical positions with each of the funds in the Composite Group. Their business experience for the past five years is set forth below. Unless otherwise noted, the address of each officer is 601
W. Main Avenue, Suite 801, Spokane, Washington 99201-0613.

WAYNE L. ATTWOOD, MD
  Director
  2931 S. Howard
  Spokane, Washington 99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology in Spokane, Washington.

KRISTIANNE BLAKE
  Director
  705 W. 7th, Suite D
  Spokane, Washington 99204

Mrs. Blake is president of Kristianne Gates Blake, PS, an accounting services firm specializing in personal financial planning and tax planning.

*ANNE V. FARRELL
  Director
  425 Pike Street, Suite 510
  Seattle, Washington 98101

Mrs. Farrell is president and CEO of The Seattle Foundation (a charitable foundation). In addition, she serves as a director of Washington Mutual, Inc.


*MICHAEL K. MURPHY
  Director
  PO Box 3366
  Spokane, Washington 99203

Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company). In addition, he serves as a director of Washington Mutual, Inc.

*WILLIAM G. PAPESH
  President and Director

Mr. Papesh is president and a director of the Adviser and Transfer Agent, and an executive vice president and a director of the Distributor.

DANIEL L. PAVELICH
  Director
  Two Prudential Plaza
  180 North Stetson Avenue, Suite 4300
  Chicago, Illinois  60601

Mr. Pavelich is Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm.

JAY ROCKEY
  Director
  2121 - Fifth Avenue
  Seattle, Washington 98121

Mr. Rockey is Chairman and CEO of The Rockey Company (a regional public relations firm).

RICHARD C. YANCEY
  Director
  535 Madison Avenue
  New York, New York 10022

Mr. Yancey is senior advisor to Dillon, Read & Co., Inc. (a registered broker-dealer and investment banking firm), New York, New York.

*These directors are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Fund, its Adviser, or Distributor.

GENE G. BRANSON
  Vice President
  Suite 780
  1201 - Third Avenue
  Seattle WA  98101

Mr. Branson is a senior vice president and director of the Distributor and Transfer Agent and a vice president and director of the Adviser.

MONTE D. CALVIN, CPA
  Vice President and Treasurer

Mr. Calvin is executive vice president of the Transfer Agent and serves as chief financial officer of the Fund.


KERRY K. KILLINGER
  Executive Vice President
  Suite 1501
  1201 Third Avenue
  Seattle WA 98101

Mr. Killinger is president, chairman of the board, and chief executive officer of Washington Mutual, Inc. and a director of the Adviser, Distributor, and Transfer Agent.

JEFFREY L. LUNZER, CPA
  Assistant Treasurer

Mr. Lunzer is a vice president of the Transfer Agent.

CONNIE M. LYONS
  Assistant Secretary

Ms. Lyons is an employee of the Transfer Agent.

DOUGLAS D. SPRINGER
  Vice President
  Suite 780
  1201 Third Avenue
  Seattle WA  98101

Mr. Springer is president and a director of the Distributor and a director of the Adviser and the Transfer Agent.

JOHN T. WEST, CPA
  Secretary

Mr. West is a vice president of the Transfer Agent.

The Fund paid no remuneration to any of its officers, including Mr. Papesh and Mr. Sahlin during the year ended December 31, 1996. The Fund and other Funds within the Composite Group paid directors' fees during the year ended December 31, 1996, in the amounts indicated below.

                                                       GROWTH &
                                                       INCOME         NORTHWEST     INCOME       TOTAL
      DIRECTOR                                        PORTFOLIO       PORTFOLIO     PORTFOLIO   COMPLEX(1)
---------------------------                       ---------------- ------------- ------------  -----------
  Wayne L. Attwood, MD                                $1,265         $1,265         $1,265      $15,000

  Kristianne Blake                                     1,265          1,265          1,265       15,000

  Edwin J. McWilliams                                  1,265          1,265          1,265       15,000

  Jay Rockey (2)                                       1,265          1,265          1,265       15,000

  Richard C. Yancey                                    1,178          1,178          1,178       14,000

(1)Each director serves in the same capacity with each Fund in the Composite Group (eight companies) comprising 11 individual investment portfolios.

(2)Mr. Rockey is Chairman and CEO of The Rockey Company, a public relations firm which has received revenue from the Fund and Washington Mutual, Inc., parent company of the Adviser and Distributor, during the 1996 fiscal year.

As of April 24, 1997, officers, directors and their immediate families as a group owned of record and beneficially less than 1% of the shares outstanding of any portfolio of the Fund. The Composite Deferred Variable Account of WM Life Insurance Company is the sole shareholder of the Fund.

Kristianne Blake, *Anne V. Farrell, *Michael K. Murphy, and Daniel L. Pavelich serve as members of the Board's audit committee. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund and the adequacy of the Fund's internal controls.

The investment committee performs interim functions for the Board of Directors of the Fund including dividend declaration and portfolio pricing matters. Members are *Anne V. Farrell, *Michael K. Murphy, and Richard C. Yancey.

The valuation committee is comprised of any two directors or officers of the Fund and one or more portfolio managers, as designated by the Fund chairman, president or vice president/treasurer of the Fund. The committee is called upon to value any security held by the Fund whenever the security cannot otherwise be valued under the Fund's guidelines for valuation.

Responsibilities of the Board's nominating committee include preparing for and recommending replacements for any vacancies in directors' positions, and initial review of policy issues regarding the size, composition, and compensation of the Board. Members of the nominating committee are Wayne L. Attwood, MD, Daniel L. Pavelich, and Jay Rockey.

* These directors are considered "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Fund, its Adviser, or Distributor.

DISTRIBUTION SERVICES

DISTRIBUTOR

Murphey Favre, Inc. (the "Distributor") will purchase and resell shares of the Fund's capital stock to fill orders placed with it by the Accounts. Currently, shares of the Fund's portfolios may only be sold to the Composite Deferred Variable Accounts or to any future separate account developed by WM Life Insurance Company and Empire Life Insurance Company.

The Distributor has not received any earnings or profits from the redemption of Fund shares. No brokerage fees were paid by the Fund to the Distributor during the year. The Distributor may act as broker on portfolio purchases and sales should it become a member of a national securities exchange.

HOW SHARES ARE VALUED

Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Fund's Board of Directors, which uses information with respect to valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Directors.

HOW SHARES CAN BE PURCHASED

Information concerning the purchase of shares is discussed under "How to Buy Shares" in the prospectus. Shares of the Fund are sold in a continuous offering and may be purchased only by the Composite Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company and Empire Life Insurance Company individually for the purpose of funding variable annuity contracts. The Accounts pay the net asset value next determined after the Fund receives the purchase order. The Fund receives the entire net asset value of all shares sold. (See Appendix A for a specimen price make-up sheet.)

REDEMPTION OF SHARES

Shares of any portfolio of the Fund can be redeemed by the Accounts at any time for cash, without sales charge, at the net asset value next determined after receipt of the redemption request. Variable Annuity Contract Owners should be aware, however, that a contingent deferred sales charge may be applied to surrenders and withdrawals under the Contract as described in the Contract prospectus.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption of the shares of any portfolio for any period during which the New York Stock Exchange is closed (other than weekend and holiday closings) or trading on that Exchange is restricted, or during which an emergency exists (as determined by the Securities and Exchange Commission) as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable for the portfolio to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may, by order, permit for the protection of shareholders.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The Fund intends to continue to conduct its business and maintain the necessary diversification of assets and source of income requirements to qualify as a diversified management investment company under the Internal Revenue Code (the "Code"). The Fund so qualified during the 1996 fiscal year. As a result, under Subchapter M of the Code, the Fund is accorded conduit or "pass through" treatment for federal income tax purposes during each year in which it distributes to its shareholders 90% or more of its gross income from dividends, interest and gains from the sale or other disposition of securities and derives less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. The Fund intends to distribute such amounts as necessary to avoid federal income taxes.

Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the portfolio paying the dividend or making the distribution and credited to the Account. Any such reinvestment will be without charge at the net asset value of the respective portfolio.

Since WM Life Insurance Company and Empire Life Insurance Company are the only shareholder of the Fund, no discussion is included about the federal income tax consequences to shareholders. For information concerning the federal tax consequences to holders of variable annuity contracts, see the prospectus for the Flexible Premium Deferred Variable Annuity Contracts.

INVESTMENT PRACTICES

The investment objectives and policies of the Fund's three separate portfolios appear in the prospectus and are extended below. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks and economic conditions. Such changes are made as management believes necessary to meet the objectives of the portfolios and the best interest of investors.

In addition to these policies, the Fund is subject to investment restrictions which cannot be changed without approval of a majority of outstanding shares. These restrictions are discussed under "Investment Restrictions." No significant investment policies can be changed without shareholder approval.

Because of the many factors which influence fluctuations in the market value of securities owned by the Fund, including economic trends, government actions and regulations, and international monetary conditions, there can be no assurance that the objectives of the Fund's portfolios will be achieved. There are market risks inherent in all investments. The Fund believes, however, that through professional management the prospects for investment success are enhanced.

GROWTH & INCOME PORTFOLIO

The investment objectives and policies of the Growth & Income Portfolio are described in the prospectus. The Portfolio aims to achieve long-term growth of principal with current income a secondary consideration through the use of a flexible investment policy. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks. Thus the relative proportion of various types of securities held may vary significantly. The Portfolio attempts to anticipate market conditions and economic changes. It pursues its objective by usually placing emphasis on the selection and ownership of common stocks (although the Portfolio may also invest in bonds, preferred stocks, U.S. Treasury bills, certificates of deposit, and repurchase agreements). There may be times when it appears prudent to reduce the proportion of common stocks held to not less than 35% of the portfolio's total net assets. During such periods, the investment in fixed-income securities, bonds and preferred stocks may exceed that of common stocks.

NORTHWEST PORTFOLIO

The investment objective and policies of the Northwest Portfolio are described in the prospectus. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks and economic conditions. Such changes are made as management believes necessary to meet the objectives of the Fund and the best interest of investors.

The Portfolio's investment objective is to provide long-term growth of capital by investing in common stocks of companies doing business or located in the Northwest region (Alaska, Idaho, Montana, Oregon and Washington). Under normal circumstances, at least 65% of its assets will be invested in companies whose principal executive offices are located in these states.

INCOME PORTFOLIO

Investment objectives and policies of the Income Portfolio are described in the prospectus. The investment objective of the Portfolio is to provide a high current yield consistent with moderate risk. The Portfolio will invest in the following:

1. Debt and convertible debt securities (payable in U.S. funds) which have a rating within the four highest grades as determined by Standard & Poor's Corporation (AAA, AA, A, or BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A or Baa). Under present commercial bank regulations, bonds rated in these categories generally are regarded as eligible for bank investment. Securities rated BBB or Baa may have speculative characteristics. Up to 20% of the Portfolio's total assets may be invested in debt, convertible debt, preferred stocks, and convertible preferred stocks which are not rated within the four highest grades by Standard & Poor's or Moody's. These issues must be rated B (Standard & Poor's) or B (Moody's) or better, or may be non-rated obligations which the Adviser believes to be of comparable quality. This practice may involve higher risks, but the Adviser will only use such practices if it believes the income and yield is sufficient to justify such risks. See Appendix B for a detailed description of these ratings.

2. Debt instruments issued or guaranteed by the United States government or its agencies or instrumentalities.

3. Obligations of U.S. banks that are members of the Federal Reserve System, not to exceed 25% of the Portfolio's total assets.

4. Preferred stocks and convertible preferred stocks which have a rating within the four highest grades of Standard & Poor's (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) ratings applicable to such securities.

5. The highest-grade commercial paper as rated by Standard & Poor's (A-1) or by Moody's (Prime 1).

6. Repurchase agreements: The Portfolio may acquire an underlying debt instrument, secured by the full faith and credit of the United States government, for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price.

7. Time or demand deposits in U.S. banks, but not to exceed 10% of the Portfolio's total assets if they are of an illiquid nature.

The Portfolio will not directly purchase common stocks; however, it may retain up to 10% of the value of the Portfolio's total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants or rights attached thereto.

Although no more than 20% of the Fund's total assets may be invested in "high yield" securities (i.e., not rated among the four highest grades, commonly referred to as "junk" bonds), these securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than the lower yielding, higher-rated, fixed-income securities which comprise most of the Portfolio. Risks of high-yield securities include: (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

As a result of the limited liquidity of high-yield securities, their prices may decline rapidly in the event a significant number of holders decide to sell. The high-yield bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of and/or tax of high yield bonds, or otherwise diminish their advantages, which, if enacted, could adversely affect the value of these securities and the Fund's net asset value.

The Fund's average portfolio quality during 1996 is presented below:

                                                          Percentage of Average
                       S&P Rating                              Total Assets
                    ---------------------                 ----------------------
                     AAA (or US Treasury)                         60%
                     AA                                            3
                     A                                            11
                     BBB                                          18
                     BB                                            6
                     B                                             1
                     Not Rated                                     1

The Portfolio has a policy not to concentrate its investments and accordingly will not invest more than 25% of its total assets in any one industry. The Portfolio considers the Electric Utilities, Electric and Gas Utilities, Gas Utilities, and Telephone Utilities to be separate industries. Foreign issues will also be considered a separate industry. This policy on industry classification may result in increased risk.

In view of such possible investment in these industries, an investment in the Portfolio should be made with an understanding of their characteristics and the risks which such an investment may entail. General problems of the utility industries include the difficulty in obtaining an adequate return on invested capital (even in spite of frequent increases in rates which have been granted by the public service commissions having jurisdiction), difficulty in financing large construction programs during an inflationary period, restrictions on operations, difficulty in obtaining fuel for electric generation at reasonable prices, uncertainty in obtaining natural gas for resale, and the effects of energy conservation.

Federal, state and municipal governmental authorities may, from time to time, review existing (and impose additional) regulations governing the licensing, construction and operating of nuclear power plants. Any of these delays or the suspension of operations of such plants which have been or are being financed by proceeds of certain obligations held in the Portfolio may affect the payment of interest on or the repayment of the principal amount of such obligations. The Fund is unable to predict the ultimate form any such regulations may take or the impact such regulations may have on the obligations of the Portfolio.

The Portfolio does not intend to engage in active Portfolio trading; however, in certain cases, it will seek to take advantage of market developments and yield disparities. This may result in the sale of securities held for a short time.

Such strategies may result in increases or decreases in the income available for distribution to shareholders and the recognition of gain or loss on the sale of securities.

The net asset value of the shares of an open-end investment company investing primarily in fixed-income securities changes as the general level of interest rates fluctuate. When interest rates decline, the market value of a portfolio can be expected to rise; conversely, when interest rates rise, the market value of a portfolio can be expected to decline.

INVESTMENT PRACTICES COMMON TO ALL PORTFOLIOS

COMMON MANAGEMENT

Investment decisions for Composite Deferred Series, Inc. are made independently of those made for other investment companies managed by the Adviser. However, the Adviser may determine that the same security is held in the portfolio of more than one of the funds in the Composite Group. If more than one of such funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability to participate in volume transactions will provide better executions for the Fund. It is the opinion of the Board of Directors of the Fund that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from exposure of simultaneous transactions.

Mortgage-backed Securities and Forward Commitments (Growth & Income and Income Portfolios only)

The Portfolios may invest in mortgage-backed securities including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated-payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal for these securities. The guarantees, however, do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolios' shares. These certificates are, in most cases, "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with thirty-year maturities are customarily treated as prepaying fully in the twelfth year, and securities backed by mortgages with fifteen-year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolios reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the ability to maintain high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

The Portfolios may also purchase or sell securities (including GNMA, FNMA, and FHLMC certificates) on a when-issued or delayed-delivery basis (known generally as forward commitments). When-issued or delayed-delivery transactions arise when securities are purchased or sold by the portfolios with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolios at the time of entering into the transaction. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed-delivery transaction was entered into. When the Portfolios engage in when-issued and delayed-delivery transactions, they rely on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the {Portfolio missing the
opportunity  to  obtain  a  price  or  yield   considered  to  be  advantageous.
When-issued and delayed delivery transactions may be expected to settle within three months from the date the transactions are entered into. No payment or delivery, however, is made by the Portfolios until they receive delivery or payment from the other party to the transaction.

LENDING OF SECURITIES

Each Portfolio may lend up to 30% of its securities to the National Association of Securities Dealers, Inc., registered broker-dealers and Federal Reserve member banks. Such loans will be made pursuant to agreements requiring the broker-dealer or bank to fully and continuously secure the loan by cash or other securities in which the Portfolio may invest equal to the market value of the securities loaned.

The Portfolios will continue to receive interest and dividend income and any capital gains (losses) from the loaned securities. They receive compensation for lending their securities in the form of fees. The Adviser believes that each Portfolio within the Fund can benefit from such lending because of added incremental income from lending fees and expanded Portfolio return.

The Portfolios will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's Board of Directors and monitored by the Adviser. In the event of a default or bankruptcy by a seller or borrower, the Portfolios will promptly liquidate collateral. However, the exercise of the right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligations, the Portfolios could suffer a loss.

INVESTMENT RESTRICTIONS

While many of the decisions of the Adviser depend on flexibility, there are certain principles so fundamental that they are required as matters of policy. These may not be changed without a vote of the majority of the outstanding shares of the respective Portfolio.

EACH PORTFOLIO MAY NOT:

* with respect to 75% of total assets, invest more than 5%* of its total assets in the securities of any single company or issuer (other than U.S. government securities);

* invest in any company for the purpose of management or control nor acquire more than 10%* of the voting securities of any company;

*    invest in other investment companies (except as part of a merger);

* underwrite the securities of other issuers (except in connection with the sale of GNMA certificates);

* buy securities subject to restrictions under federal securities laws, or to restrictions on disposition (except repurchase agreements);

* invest more than 25%* of its assets in any single industry or in foreign securities;

* invest more than 10%* of its assets in foreign securities not payable in U.S. dollars;

*    buy securities on margin, or engage in "short" sales;

* invest in real estate, oil and gas interests, or commodities (except Growth & Income and Northwest Portfolios may invest in publicly traded real estate investment trusts);

* buy or sell options (except for covered call options in the Growth & Income and Northwest Portfolios);

* borrow money (except it may borrow up to 5% of its total assets for emergency, non- investment purposes, or up to 33 1/3% to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its Portfolios);

*    lend money (except for the execution of repurchase agreements);

* buy or sell futures related securities (except for forward commitments of GNMAs and other mortgage-backed securities);

*    issue senior securities.

*  Percentage at the time the investment is made.

BROKERAGE ALLOCATIONS AND PORTFOLIO TRANSACTIONS

Under terms of the Investment Management Agreement, Composite Research & Management Co. acts as agent for the Fund in entering orders with broker-dealers to execute portfolio transactions and in negotiating commission rates where applicable. Decisions as to eligible broker-dealers are approved by the president of the Fund.

In executing portfolio transactions and selecting broker-dealers, the Adviser shall use its best efforts to seek, on behalf of the Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the reputation, financial condition, experience and execution capability of a broker-dealer, and the amount of the commission and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker-dealer.

The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund. This commission may be in excess of the amount of commission or net price another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may commit to pay commission dollars to brokers or financial institutions for specific research materials or products that it considers useful in advising the institutions for specific research materials or products that it considers useful in advising the Fund and/or its other clients. Research services furnished to the Adviser include, for example, written and electronic reports analyzing economic and financial characteristics of industries and companies, reports concerning portfolio strategies and characteristics, telephone conversations between brokerage securities analysts and members of the Adviser's staff, and personal visits by such analysts, brokerage strategists and economists to the Adviser's office.

Some of these services are of value to the Adviser in advising various clients, although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid to the Adviser is not reduced because it receives those services, even though it might otherwise be required to purchase these services for cash.

The staff of the Securities and Exchange Commission has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the Adviser believes that the facilities, expert personnel and technological systems of a broker often enable the Fund to secure a net price by dealing with a broker that is as good as or better than the price the Fund could have received from a principal market maker, even after payment of the compensation to the broker. The Adviser places its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

None of the broker-dealers with whom the Fund deals has any interest in the Adviser, Distributor or Administrator. The Distributor will not execute any portfolio orders for the Fund during the fiscal year, nor will the Distributor or the Adviser receive any direct or indirect compensation as a result of portfolio transactions of the Fund. Although Fund shares may be sold by brokers who execute portfolio transactions for the Fund, no brokerage will be allocated for such sales.

Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of such portfolio securities during the fiscal year. Although turnover rate cannot be accurately predicted, the Adviser does not anticipate that it will be greater than 100% in each portfolio in any given year. The Adviser expects that the Portfolios' turnover rates will normally not exceed 50% annually. The turnover rates for the Growth & Income, Income and Northwest Portfolios for 1996 were %, %, and %, respectively. The turnover rates for the Growth & Income, Income and Northwest portfolios for 1995 were 36%, 14% and 11%, respectively.

GENERAL INFORMATION

ORGANIZATION AND AUTHORIZED CAPITAL

As discussed under "Who We Are" in the prospectus, Composite Deferred Series, Inc. was incorporated under the laws of the State of Washington on December 8, 1986, under a certificate of incorporation granting perpetual existence. The Fund has an authorized capitalization of 10 billion shares of capital stock, without par value. Shares are issued by class designated by the Portfolio. All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares has any preference as to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights.

VOTING PRIVILEGES

The Accounts will vote their shares as instructed by Contract Owners. The Fund is not required to hold annual meetings. When meetings are called to elect directors, Contract Owners may exercise cumulative voting privileges for the election of directors under Washington state law in the election of directors. Using this privilege, Contract Owners are entitled to one vote for each contract unit owned by them. The total number of votes for directors to which a Contract Owner is entitled may be accumulated and cast for each candidate in such proportion that the Contract Owner may designate. Only the Contract Owners of a particular Portfolio may vote on any change of investment objective for that Portfolio.

CUSTODIAN

The securities and cash owned by each Portfolio are held in safekeeping by Investors Fiduciary Trust Company (IFTC), 127 West 10th, Kansas City, MO 64105. IFTC is a wholly owned subsidiary of State Street Bank. The custodian's responsibilities include collecting dividends, interest and principal payments on each Fund's investments.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of LeMaster & Daniels PLLC, Certified Public Accountants, has been selected as the independent accountant of the Fund. LeMaster & Daniels performs audit services for the Fund including the examination of the financial statements included in the annual report to shareholders, which is incorporated by reference into this statement of additional information.

REGISTRATION STATEMENT

This statement of additional information and the prospectus do not contain all of the information set forth in the registration statement the Fund has filed with the Securities and Exchange Commission. The complete registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS AND REPORTS

Semiannual and annual reports are issued to shareholders. The annual reports include audited financial statements. The Fund's annual report to shareholders dated December 31, 1996, which is incorporated by reference into this Statement of Additional Information, may be obtained without charge by contacting the Fund's offices.

                                   APPENDIX A

                          SPECIMEN PRICE MAKE-UP SHEET
                              At December 31, 1996


                         Growth & Income      Northwest        Income
                            Portfolio         Portfolio       Portfolio
                         ----------------   -------------   -------------

Assets                     $41,860,931       $12,833,130     $17,438,645


Liabilities                    459,264            63,484          54,141
                         ----------------   -------------   -------------
Net Assets                 $41,401,667       $12,769,646     $17,384,504
                         ================   =============   =============

Shares
Outstanding                  1,702,382           700,316       1,438,611
                         ================   =============   =============

Net Assets Per Share
 (Net Assets/Shares
      Outstanding)              $24.32            $18.23          $12.08
                                ======            ======          ======

                                   APPENDIX B

                         DESCRIPTION OF SECURITY RATINGS


                                      BONDS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are subject to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and characterize bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. Modifier 1 indicates that the security ranks in the higher end of its generic rating category; Modifier 2 indicates a mid-range ranking; and Modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S & P)

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

Note: Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                PREFERRED STOCKS

Moody's preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P's quality ratings on preferred stock are expressed by symbols like those used in rating bonds. They represent a considered judgment of the relative security of dividends and -- what is thereby implied -- the prospective yield stability of the stock.

AAA: This is the highest rating that may be assigned by Standard & Poor to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock in these categories are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                COMMERCIAL PAPER

A1 and Prime 1 commercial paper ratings issued by Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) are the highest ratings these corporations issue.

Commercial paper rated A1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

Among factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. The annual report to shareholders dated December 31, 1996, was filed with the Securities and Exchange Commission via EDGAR on February 19, 1997. The annual report is incorporated by reference in Part B.

                                               Filing
                                               Incorporated           Date
(b)  Exhibits                                  With                   Filed
     --------                                  ------------           ------
     (1)  Articles of Incorporation            Form N-1A              4-24-97
     (2)  Bylaws                               Form N-1A              2-29-96
     (3)  Voting Trust Agreement                                       INAP
     (4)  Specimen Capital Stock Certificate   Form N-1A              4-24-97
     (5)  Investment Management Agreement      Form N-1A              4-24-97
     (6a) Distribution Contract                Form N-1A              3-31-87
     (6b) Specimen Selling Agreement                                   INAP
     (7)  Bonus, profit sharing, pension or
            other similar contracts for
            benefit of directors or officers
            of the Registrant                                          INAP
     (8)  Custody Agreement                    Form N-1A              4-24-97
     (9)  Shareholders Service Contract        Form N-1A              2-29-96
    (10)  Opinion and Consent of Counsel       Form N-1A              4-24-97
    (11)  Accountants' Consent                 Form N-1A              4-24-97
    (12)  All financial statements omitted
          from Item 23.                        Annual Report          2-19-97
    (13)  Agreements or understandings made
          in consideration for providing
          initial capital                                             INAP
    (14)  Retirement Plan and Forms                                   INAP
    (15)  12b-1 Plan                                                  INAP

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Registrant is operated under the supervision of Composite Research & Management Co. which was established in 1944. Composite Research is affiliated with Murphey Favre and Murphey Favre Securities Services. Murphey Favre serves as principal underwriter and distributor of the Registrant. Murphey Favre Securities Services provides administrative and transfer services to WM Life Insurance Company. All of the preceding are subsidiaries of Washington Mutual, Inc. of Seattle, Washington.

Composite Research, Murphey Favre, and Murphey Favre Securities Services serve in the same capacities for the seven other investment companies in the Composite Group of Funds, namely: Composite Income Fund, Inc.; Composite Equity Series, Inc.; Composite Cash Management Company; Composite Tax-Exempt Bond Fund, Inc.; Composite U.S. Government Securities, Inc.; Composite Northwest Fund, Inc.; and Composite Bond & Stock Fund, Inc.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

As of March 14, 1997, there was one common stock shareholder, the separate account of WM Life Insurance Company.

ITEM 27.  INDEMNIFICATION.

Registrant shall have the power to indemnify any director, officer or former director or officer of the Corporation, or any person who may have served at the Corporation's request as a director or officer of another corporation, against expenses actually and reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he becomes a party by reason of being or having been such director or officer, to the full extent permitted by the laws of the state of Washington, as such laws at anytime may be in force and effect, provided, however, that this indemnification provision shall not protect, or purport to protect, any director or officer of the corporation against any liability to the corporation or to the shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of this office.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Registrant's Investment Adviser is Composite Research & Management Co., a wholly owned subsidiary of Washington Mutual, Inc., a Washington corporation organized in 1889. The Adviser serves in that capacity for the seven (7) other investment companies with the Composite Group of Funds identified in Item 25.

Business and other connections of the Investment Adviser were most recently filed on Form ADV, Securities and Exchange Commission File No. 801-4855, which was mailed on March 11, 1997, and is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS.

The principal underwriter for the Registrant is Murphey Favre which also serves in the same capacity for seven (7) other investment companies identified in Item 25.

Business and other connections of the underwriter were most recently filed on Form BD, CRD 599, with the National Association of Securities Dealers on February 7, 1997, and are incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant at 601 W. Main Avenue, Suite 801, Spokane, Washington 99201. The Registrant's custodian activities are performed at Investors Fiduciary Trust Company (IFTC), 127 W. 10th, Kansas City, MO 64105.

ITEM 31.  MANAGEMENT SERVICES.

Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

ITEM 32.  UNDERTAKINGS.

Management has included a discussion of Fund performance in the Fund's annual report which is available upon request and without charge.

                                   SIGNATURES
                                   FORM N-1A

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly
authorized,   in   the   City   of   Spokane,    and   State   of Washington
on the 24 day of April, 1997.

                                         COMPOSITE DEFERRED SERIES, INC.
                                        --------------------------------
                                                 Registrant
[SEAL]
                                          By:/s/ William G. Papesh
                                             ------------------------
ATTEST:                                         William G. Papesh
/s/ John T. West                                     President
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John T. West, CPA                            /s/ Monte D. Calvin
Secretary                                    ------------------------
                                               Monte D. Calvin, CPA
                                           Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date indicated:

/s/ Wayne L. Attwood     March 25, 1997
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Wayne L. Attwood, Director     (Date)

/s/ Anne V. Farrell      March 25, 1997
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Anne V. Farrell, Director      (Date)

/s/ Kristianne Blake     March 25, 1997
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Kristianne Blake, Director     (Date)

/s/ Michael K. Murphy    March 25, 1997
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Michael K. Murphy, Director    (Date)

/s/ William G. Papesh    March 25, 1997
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William G. Papesh, Director    (Date)

/s/ Daniel L. Pavelich   March 25, 1997
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Daniel L. Pavelich, Director   (Date)

/s/ Jay Rockey           March 25, 1997
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Jay Rockey, Director           (Date)

/s/ Richard C. Yancey    March 25, 1997
-------------------------------------------
Richard C. Yancey, Director    (Date)

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                                 EXHIBIT INDEX
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EX-99.B1                 CHARTER
EX-99.B4                 HOLDERS RTS
EX-99.B5                 ADVSR CONTR
EX-99.B8                 CUST CONTR
EX-99.B10                OPINION & CONSENT OF COUNSEL
EX-99.B11                ACCOUNTANT'S CONSENT
EX-27.CLASS A            FINANCIAL DATA SCHEDULE - CLASS A
EX-27.CLASS B            FINANCIAL DATA SCHEDULE - CLASS B
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